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                      GT GLOBAL VARIABLE INVESTMENT FUNDS

       SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997, AS REVISED MAY 1, 1997

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THE  FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GT GLOBAL VARIABLE LATIN AMERICA FUND ("LATIN AMERICA FUND"):

Andrew Boczek and Darren Read are the Portfolio Managers for the Latin America Fund. Mr. Boczek has been a Portfolio Manager and Investment Analyst for Chancellor LGT Asset Management (the "Manager") since 1993. From 1991 to 1993, Mr. Boczek was an Analyst at Continental Bank Corporation. Prior thereto, he was a Research Assistant at the International Monetary Fund from 1987 to 1990. Mr. Read has been a Portfolio Manager for the Manager's Global Emerging Markets team since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes Investment Management responsible for stock selection in a number of emerging markets and strategic asset allocation input. Prior thereto, Mr. Read was a Chartered Accountant in the Financial Markets Division of Arthur Andersen from 1991 to 1995.

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VARST706028                                                        June 16, 1997